Exhibit 10.21

THIS INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS LIMITING LENDER’S LIABILITY FOR NEGLIGENCE

NOTICE OF CONFIDENTIALITY RIGHTS: If you are a natural person, you may remove or strike any or all of the following information from this instrument in the public records: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is executed as of November 18, 2011, by JP-KBS RICHARDSON HOLDINGS, LLC, a Delaware limited liability company (“Grantor”), whose address for notice hereunder is c/o JP Realty Partners, Ltd., 14801 Quorum Drive, Suite 200, Dallas, Texas 75254, to MICHAEL R. BOULDEN, Trustee (“Trustee”), whose address is 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201, for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Beneficiary”), whose address for notice is 14951 Dallas Parkway, Suite 600, Dallas, Texas 75254.

ARTICLE 1

DEFINITIONS

Section 1.1        Definitions.   As used herein, the following terms shall have the following meanings:

(a)        “Indebtedness”:    The sum of all (1) principal, interest and other amounts due under or secured by the Loan Documents, (2) principal, interest, and other amounts which may hereafter be loaned by Beneficiary, its successors or assigns, to or for the benefit of the owner of the Mortgaged Property, when evidenced by a promissory note or other instrument which, by its terms, is secured hereby, (3) Lender’s profit participation interest as set forth in Schedule 2.5 of the Loan Agreement, and (4) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Beneficiary under documents which recite that they are intended to be secured by this Deed of Trust.

(b)        “Loan Documents”:    The (1) Loan Agreement of even date between Grantor and Beneficiary (the “Loan Agreement”), (2) Promissory Note of even date, executed by Grantor, payable to the order of Beneficiary, in the stated principal amount of $46,100,000.00 (the “Note”), which matures on November 30, 2015, but the maturity thereof may be extended to November 30, 2016, as provided in the Loan Agreement, (3) this Deed of Trust, (4) all other documents now or hereafter executed by Grantor, or any other person or entity to evidence or secure the payment of the Indebtedness or the performance of the Obligations, and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

(c)        “Mortgaged Property”:   all estate, right, title, interest, claim and demand whatsoever which Grantor now has or hereafter acquires, either in law or in equity, in possession or expectancy, of, in and to (1) the real property described in Exhibit A attached hereto and made a part hereof (the “Land”), (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”), (3) all materials, supplies, appliances, equipment (as such term is defined in the UCC), apparatus and other items

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of personal property now owned or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the “Fixtures”), (4) all goods, inventory, accounts, general intangibles, software, investment property, instruments, letters of credit, letter of credit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the UCC, and all other personal property of any kind or character, now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the “Personalty”), (5) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts (including accounts holding security deposits) maintained by Grantor with respect to the Mortgaged Property, (6) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the “Plans”), (7) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the “Leases”), (8) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, lease cancellation payments and other benefits paid or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, operating from, residing in, selling, terminating the occupancy of or otherwise enjoying the Mortgaged Property (the “Rents”), (9) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the “Property Agreements”), (10) all rights, privileges, tenements, hereditaments, rights of way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (11) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (12) all insurance policies (regardless of whether required by Beneficiary), unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, (13) all mineral, water, oil and gas rights relating to all or any part of the Mortgaged Property, and (14) any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term “Mortgaged Property” shall

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mean all or, where the context permits or requires, any portion of the above or any interest therein, wherever located.

(d)        “Obligations”:   All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor or any other person or entity to Beneficiary, Trustee or others as set forth in the Loan Documents.

(e)        “Permitted Encumbrances”:      The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Deed of Trust, together with the liens and security interests in favor of Beneficiary created by the Loan Documents, none of which, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affects the value of the Mortgaged Property, impairs the use or operations of the Mortgaged Property or impairs Grantor’s ability to pay its obligations in a timely manner.

(f)        “UCC”:    The Uniform Commercial Code as enacted and in effect in the state where the Land is located (and as it may from time to time be amended); provided that, to the extent that the UCC is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any security interest herein granted is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state where the Land is located, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

All capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement.

ARTICLE 2

GRANT

Section 2.1        Grant.  To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, SELLS and CONVEYS to Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee.

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ARTICLE 3

WARRANTIES, REPRESENTATIONS AND COVENANTS

Grantor warrants, represents and covenants to Beneficiary as follows:

Section 3.1        Title to Mortgaged Property and Lien of This Instrument.  Grantor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Mortgaged Property. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Mortgaged Property. Where any of the Mortgaged Property is in the possession of a third party, Grantor will join with Beneficiary in notifying the third party of Beneficiary’s security interest and obtaining an acknowledgment from the third party that it is holding such Mortgaged Property for the benefit of Beneficiary. Grantor will cooperate with Beneficiary to execute, as necessary, and deliver such financing statements and other documents, in form satisfactory to Beneficiary, and will do such acts and things as Beneficiary may at any time or from time to time require or direct to obtain possession or control of property in order to establish and maintain perfected first-priority security interests in any Mortgaged Property consisting of deposit accounts, investment property, letter of credit rights or electronic chattel paper.

Section 3.2        First Lien Status.  Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Loan Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

Section 3.3        Payment and Performance.  Grantor shall pay the Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

Section 3.4        Replacement of Fixtures and Personalty.  Grantor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Beneficiary. Grantor shall not incorporate into the Mortgage Property any item of personalty, fixtures or other property that is not owned by Grantor free and clear of all liens or security interests except the liens and security interests in favor of Beneficiary created by the Loan Documents.

Section 3.5        Maintenance of Rights of Way, Easements and Licenses.  Grantor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Mortgaged Property and will not,

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without the prior consent of Beneficiary, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property. Grantor shall comply with all restrictive covenants affecting the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.

Section 3.6        Inspection.  Grantor shall permit Trustee and Beneficiary, and their agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Mortgaged Property and conduct such environmental and engineering studies as Beneficiary may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

Section 3.7        Other Covenants.  All of the covenants in the Loan Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land. The covenants set forth in the Loan Agreement include, among other provisions: (a) the prohibition against the further sale, transfer or encumbering of any of the Mortgaged Property, (b) the obligation to pay when due all taxes on the Mortgaged Property or assessed against Beneficiary with respect to the Loan, (c) the right of Beneficiary to inspect the Mortgaged Property, (d) the obligation to keep the Mortgaged Property insured as Beneficiary may require, (e) the obligation to comply with all legal requirements (including environmental laws), maintain the Mortgaged Property in good condition, and promptly repair any damage or casualty, and (f) except as otherwise permitted under the Loan Agreement, the obligation of Grantor to obtain Beneficiary’s consent prior to entering into, modifying or taking other actions with respect to Leases.

Section 3.8        Condemnation Awards and Insurance Proceeds.

(a)        Condemnation Awards.  Grantor assigns all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Beneficiary and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.

(b)        Insurance Proceeds.  Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Subject to the terms of the Loan Agreement, Grantor authorizes Beneficiary to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly.

ARTICLE 4

DEFAULT AND FORECLOSURE

Section 4.1        Remedies.  If an Event of Default (as defined in the Loan Agreement) exists, Beneficiary may, at Beneficiary’s election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

(a)        Acceleration.  Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

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(b)        Entry on Mortgaged Property.  Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of the Mortgaged Property after an Event of Default and without Beneficiary’s prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

(c)        Operation of Mortgaged Property.  Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Trustee in connection therewith in accordance with the provisions of Section 4.7.

(d)        Foreclosure and Sale.  Sell or offer for sale the Mortgaged Property, in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder, for cash, at public auction. Such sale and notice thereof shall be made (1) in accordance with the then applicable provisions of Section 51.002 of the Texas Property Code (or any successor statute), or (2) by accomplishing all or any of the aforesaid in such manner as permitted or required by Chapter 51 of the Texas Property Code or by Chapter 9 of the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent amendments or enactments relating to same. If the Land is situated in more than one county, all required notices shall be given in each such county, and such notices shall designate the county in which the Mortgaged Property will be sold. The affidavit of any person having knowledge of the facts to the effect that notice was properly given shall be prima facie evidence of such fact. At any such sale (A) whether made under the power herein contained, the aforesaid Texas Property Code, the UCC, any other requirement of applicable law or governmental regulation or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have been physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to the purchaser at such sale, (B) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (C) each and every recital contained in any instrument of conveyance made by Trustee shall be prima facie evidence of the truth and accuracy of the matters recited therein, including, without limitation, non-payment of the Indebtedness, advertisement and conduct of such sale in the manner provided therein and otherwise by law, and appointment of any successor Trustee hereunder, (D) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (E) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof, (F) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Mortgaged Property sold, and such sale shall

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be a perpetual bar, both at law and in equity, against Grantor and against any and all other persons claiming or to claim the Mortgaged Property sold or any part thereof, by, through or under Grantor, and (G) to the extent and under such circumstances as are permitted by law, Beneficiary and any entity related by ownership or control to Beneficiary may be a purchaser at any such sale.

(e)        Receiver.  Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

(f)        Other.  Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Deed of Trust).

Section 4.2        Separate Sales.  The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.3        Remedies Cumulative, Concurrent and Nonexclusive.  Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Note and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 4.4        Release of and Resort to Collateral.  Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

Section 4.5        Waiver of Redemption, Notice and Marshalling of Assets.  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of

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limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Beneficiary’s or Trustee’s election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 4.6        Discontinuance of Proceedings.  If Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 4.7        Application of Proceeds.  The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of, the Mortgaged Property, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

(a)        to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) trustee’s and receiver’s fees and expenses, (2) court costs, (3) attorneys’ and accountants’ fees and expenses, (4) costs of advertisement, and (5) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments, or other charges subject to which the Mortgaged Property shall have been sold;

(b)        to the payment of all amounts (including interest), other than the unpaid principal balance of the Note and accrued but unpaid interest, which may be due to Beneficiary under the Loan Documents;

(c)        to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and

(d)        the balance, if any, to the payment of the persons legally entitled thereto.

Section 4.8        Occupancy After Foreclosure.  The purchaser at any foreclosure sale pursuant to Section 4.1(d) shall become the legal owner of the Mortgaged Property. All occupants of the Mortgaged Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Mortgaged Property.

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Section 4.9        Additional Advances and Disbursements; Costs of Enforcement.

(a)        If any Event of Default exists, Beneficiary shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary under this Section 4.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate (as defined in the Loan Agreement), and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

(b)        Grantor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

Section 4.10        No Mortgagee in Possession.  Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Beneficiary or Trustee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Beneficiary or Trustee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 5

ASSIGNMENT OF RENTS AND LEASES

Section 5.1        Assignment.  Grantor acknowledges and confirms that it has executed and delivered to Beneficiary an Assignment of Rents and Leases of even date (the “Assignment of Rents and Leases”). Without limiting the intended benefits or the remedies provided under the Assignment of Rents and Leases, Grantor hereby assigns to Beneficiary, as further security for the Indebtedness and the Obligations, the Leases and Rents. While any Event of Default exists, Beneficiary shall be entitled to exercise any or all of the remedies provided in the Assignment of Rents and Leases and in Article 4 hereof, including the right to have a receiver appointed for the Mortgaged Property, and shall have the right to notify, direct and require any tenant or other obligor under any of the Leases to make rental and other payments under the Leases directly to Beneficiary, and the right to exercise all available remedies under the Texas Assignment of Rents Act, Chapter 64 of The Texas Property Code. If any conflict or inconsistency exists between the assignment of the Rents and the Leases in this Deed of Trust and the assignment of the Rents and the Leases in the Assignment of Rents and Leases, the terms of the Assignment of Rents and Leases shall control.

Section 5.2        No Merger of Estates.  So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the

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union of such estates either in Grantor, Beneficiary, any lessee or any third party by purchase or otherwise.

ARTICLE 6

SECURITY AGREEMENT

Section 6.1        Security Interest.  This Deed of Trust constitutes a “Security Agreement” on personal property within the meaning of the UCC and other applicable law with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements. To this end, Grantor grants to Trustee and Beneficiary, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements sent to Grantor at least five (5) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

Section 6.2        Financing Statements.  Grantor hereby irrevocably authorizes Beneficiary at any time and from time to time to file in any filing office in any UCC jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Mortgaged Property, without the signature of Grantor where permitted by law. Grantor agrees to furnish Beneficiary, promptly upon request, with any information required by Beneficiary to complete such financing or continuation statements. If Beneficiary has filed any initial financing statements or amendments in any UCC jurisdiction prior to the date hereof, Grantor ratifies and confirms its authorization of all such filings. Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Beneficiary, and agrees that it will not do so without Beneficiary’s prior written consent, subject to Grantor’s rights under Section 9-509(d)(2) of the UCC. Grantor shall execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such additional financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

Section 6.3        Fixture Filing.  This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Beneficiary) as set forth in the first paragraph of this Deed of Trust.

ARTICLE 7

CONCERNING THE TRUSTEE

Section 7.1        Certain Rights.  With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any

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instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by him in the performance of his duties. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by him in the performance of his duties, including those arising from the joint, concurrent, or comparative negligence of Trustee; however, Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee’s gross negligence or willful misconduct hereunder. Grantor’s obligations under this Section 7.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

Section 7.2        Retention of Money.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

Section 7.3        Successor Trustees.  If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action.

Section 7.4        Perfection of Appointment.  Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 7.5        Trustee Liability.  In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.

ARTICLE 8

MISCELLANEOUS

Section 8.1        Notices.  Any notice required or permitted to be given under this Deed of Trust shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 8.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth on the first page of this Deed of Trust. Any

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communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day (as defined in the Loan Agreement) after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, Beneficiary or Grantor, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party’s telecopy number specified in the Loan Agreement and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 8.1. Any party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

Section 8.2        Covenants Running with the Land.  All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, “Grantor” shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Beneficiary has or will consent to any such conveyance or transfer of the Mortgaged Property). All persons or entities who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

Section 8.3        Attorney-in-Fact.  Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney in fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary’s interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the collateral, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder; however: (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the Default Rate; (3) Beneficiary as such attorney in fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

Section 8.4        Successors and Assigns.  This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary and Grantor and their respective successors and assigns.

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Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

Section 8.5        No Waiver.  Any failure by Trustee or Beneficiary to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Trustee or Beneficiary shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 8.6        Subrogation.  To the extent proceeds of the Note have been used to extinguish, extend or renew any indebtedness against the Mortgaged Property, then Beneficiary shall be subrogated to all of the rights, liens and interests existing against the Mortgaged Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Beneficiary.

Section 8.7        Loan Agreement.  If any conflict or inconsistency exists between this Deed of Trust and the Loan Agreement, the Loan Agreement shall govern.

Section 8.8        Release or Reconveyance.  Upon payment in full of the Indebtedness and performance in full of the Obligations, Beneficiary, at Grantor’s expense, shall release the liens and security interests created by this Deed of Trust or reconvey the Mortgaged Property to Grantor.

Section 8.9        Waiver of Stay, Moratorium and Similar Rights.  Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary.

Section 8.10        Limitation on Liability.  Grantor’s liability hereunder is subject to the limitation on liability provisions of Article 13 of the Loan Agreement.

Section 8.11        Obligations of Grantor, Joint and Several.  If more than one person or entity has executed this Deed of Trust as “Grantor,” the obligations of all such persons or entities hereunder shall be joint and several.

Section 8.12        Governing Law.  This Deed of Trust shall be governed by the laws of the State of Texas.

Section 8.13        Headings.  The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 8.14        Counterparts.  This Deed of Trust may be executed in counterparts, all of which counterparts together shall constitute one and the same instrument (and original signature pages and notary pages from each counterpart may be assembled into one original document to be recorded).

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Section 8.15        Entire Agreement.  This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Beneficiary and Grantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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EXECUTED as of the date first above written.

JP-KBS RICHARDSON HOLDINGS, LLC, a Delaware limited liability company
By:	JP-RICHARDSON, LLC, a Delaware limited liability company, Managing Member

	By:	/s/ Mark D. Jordan
Mark D. Jordan, Manager

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on Nov. 18, 2011, by Mark D. Jordan, Manager of JP-Richardson, LLC, a Delaware limited liability company and Managing Member of JP-KBS Richardson Holdings, LLC, a Delaware limited liability company, on behalf of said limited liability companies.

/s/ Rebecca Lea Buck
Notary Public, State of Texas

[Signature Page-Deed of Trust, Security

Agreement and Fixture Filing]

EXHIBIT A

LEGAL DESCRIPTION OF LAND

Greenway I

TRACT 1 (Fee Simple):

BEING a 3.216 acre tract of land situated in the City of Richardson, Dallas County, Texas; said tract being out of the A.T. Nanny Survey, Abstract No. 1093, Dallas County, Texas, and being a portion of a tract of land conveyed to Oklahoma Publishing Co. by deed recorded in Volume 523, Page 1737, Dallas County Records, and recorded on March 25, 1965 in Volume 650, Page 244, Collin County Records, said tract also being Lot 1, Block 4 of Greenway, an Addition to the City of Richardson, according to the map thereof recorded in Volume 83006, Page 1314, Map Records, Dallas County, Texas, said tract being more particularly described as follows:

BEGINNING at a found 1/2 inch iron rod, said point being located in the northwesterly right-of-way line of Greenville Avenue (a 100 foot right-of-way), said point being located in the southerly line of said Lot 1 and the point of curvature of curve to the left having a central angle of 11°03’51” a radius of 1205.92 feet and a chord bearing and distance of South 49°13’44” West, 232.51 feet;

THENCE along said curve to the left with the northwesterly right-of-way line of Greenville Avenue and the southerly line of said Lot 1, for an arc distance of 232.87 feet to a found 1/2 inch iron rod for corner;

THENCE North 42°03’25” West, leaving said lines, a distance of 34.26 feet, to a found ‘x’ in concrete for corner;

THENCE North 47°56’35” East, a distance of 20.00 feet to a set ‘x’ in concrete for corner;

THENCE North 42°03’25” West, a distance of 177.00 feet to a found 1/2 inch iron rod for corner;

THENCE South 47°56’35” West, a distance of 22.00 feet to a found ‘x’ in concrete for corner;

THENCE North 42°03’25” West, a distance of 187.00 feet to a found ‘x’ in concrete for corner;

THENCE South 47°56’35” West, a distance of 12.00 feet to a found ‘x’ in concrete for corner;

THENCE North 42°03’25” West, a distance of 43.00 feet to a found ‘x’ in concrete for corner in the southeasterly right-of-way line of Lakeside Boulevard (80 foot R.O.W.) and the northerly line of said Lot 1;

THENCE North 47°56’35” East, along the southeasterly right-of-way line of said Lakeside Boulevard and the said northerly line of Lot 1, a distance of 247.14 feet to a found 1/2 inch

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iron rod said point being the point of curvature of a tangent curve to the right having a central angle of 57°36’27”, a radius of 50.00 feet and a tangent length of 27.49 feet;

THENCE continuing along said curve to the right and said southeasterly line of Lakeside Boulevard and the said northerly line of Lot 1, an arc distance of 50.27 feet to a found 1/2 inch iron rod said point being the curvature of a reverse curve to the left having a central angle of 25°12’55”, a radius of 118.00 feet, and a tangent length of 26.39 feet;

THENCE continuing along said curve to the left and said southeasterly line of Lakeside Boulevard and the said northerly line of Lot 1, an arc distance of 51.93 feet to a found 1/2 inch iron rod, said point being the curvature of a reverse curve to the right having a central angle of 57°36’29”, a radius of 50.00 feet, and a tangent length of 27.49 feet;

THENCE continuing along said curve to the right and said southeasterly line of Lakeside Boulevard and the said northerly line of Lot 1, an arc distance of 50.27 feet to a found 1/2 inch iron rod, said point being the corner in southwesterly right-of-way line of Lawnview Drive (80 feet R.O.W.) and the northeasterly line of said Lot 1;

THENCE South 42°03’25” East, continuing along the said the southwesterly right-of-way line of said Lawnview Drive and the northeasterly line of said Lot 1, a distance of 208.82 feet to the found 1/2 inch iron rod of a curvature of a tangent curve to the right having a central angle of 04°36’17”, a radius of 668.40 feet and a tangent length of 26.87 feet;

THENCE continuing along said curve to the right with the southwesterly right-of-way line of Lawnview Drive and the northeasterly line of said Lot 1, an arc distance of 53.72 feet to the found 1/2 inch iron rod of curvature of a tangent curve to the right having a central angle of 92°12’47”, a radius of 90.00 feet and a tangent length of 93.55 feet;

THENCE continuing along said curve to the right and said southwesterly line of Lawnview Drive and said northeasterly line of Lot 1, an arc distance of 144.85 feet to the POINT OF BEGINNING and CONTAINING 140,090.42 square feet or 3.216 acres of land, more or less.

Tract 2:

Access Easement Estate created in Mutual Access Easement dated May 2, 1985, filed for record on May 9, 1985 and recorded in Volume 85092, Page 963, Deed Records, Dallas County, Texas, and amended by First Amendment to Mutual Access Easement recorded in Volume 96247, Page 3322 of the Deed Records of Dallas County, Texas, and by Second Amendment to Mutual Access Easement dated on or about July 31, 2007 and recorded or to be recorded in the Deed Records of Dallas County, Texas, including the following described land:

BEING a 0.012 acre tract of land in the City of Richardson, Dallas County, Texas; said tract being out of the A.T. Nanny Survey, Abstract No. 1093, Dallas County, Texas, and being a portion of a tract of land conveyed by deed to Oklahoma Publishing Co. as recorded in Volume 523, Page 1737, Deed Records, Dallas County, Texas, and recorded on March 25, 1965 in Volume 650, Page 244, Collin County Records, said tract also being part of Lot 2, Block 4 of

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Greenway, an addition to the City of Richardson as recorded in Volume 83006, Page 1322, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a point for corner, said point being the northwest corner of said Lot 2 and the southwest corner of Lot 1 of said Block 4, also being in the southerly right-of-way line of Lakeside Boulevard (a 80 foot R.O.W.);

THENCE South 42° 03’ 25” East, leaving said southerly right-of-way line, for a distance of 43.00 feet to a point for corner;

THENCE South 47° 56’ 35” West, for a distance of 12.00 feet to a point for corner;

THENCE North 42° 03’ 25” West, for a distance of 43.00 feet to a point for corner, being in said southerly right-of-way line of Lakeside Boulevard;

THENCE North 47° 56’ 35” East, for a distance of 12.00 feet to the POINT OF BEGINNING and CONTAINING 516 square feet or 0.012 acre of land, more or less.

Tract 3:

Parking Easement Estate created in Mutual Access Easement dated May 2, 1985, filed for record on May 9, 1985 and recorded in Volume 85092, Page 963, Deed Records, Dallas County, Texas, and amended by First Amendment to Mutual Access Easement recorded in Volume 96247, Page 3322 of the Deed Records of Dallas County, Texas, and by Second Amendment to Mutual Access Easement dated on or about July 31, 2007 and recorded or to be recorded in the Deed Records of Dallas County, Texas.

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Greenway II

Tract 1:

BEING 4.902 acre tract of land out of the A.T. Nanny Survey, Abstract No. 1093, Dallas County, Texas and being all of Lot I, Block 2, Greenway, an addition to the City of Richardson, Texas, as recorded in Volume 85126, Page 2756, Map Records, Dallas County, Texas. Said 4.902 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a found “x” in concrete, being located at the southeast corner of said Lot 1• and also being located in the north right-of-way of Lakeside Boulevard (an 80’ R.O.W.) and also being the point of curvature of a curve to the left, having a delta of 19°32’55”, a radius of 440.00 feet and a chord bearing and distance of North 59°10’36” West, 149.40 feet;

THENCE along said curve and following along said north line of Lakeside Boulevard, an arc distance of 150.12 feet to a found 1/2 inch iron rod and the point of tangency of said curve;

THENCE North 68°57’04” West, continuing along said north line of Lakeside Boulevard, for a distance of 255.00 feet to a set 1/2 inch iron rod, being located in the east right-of-way line of the H.& T.C. Railroad property (a 100’ R.O.W.);

THENCE North 21°02’56” East, leaving said north line of Lakeside Blvd, and following along said east line of H. & T.C. Railroad tract, for a distance of 295.00 feet to a set 1/2 inch iron rod;

THENCE North 89°51’07” East, leaving said east line of H. & T.C. Railroad tract, for a distance of 609.71 feet to a found 5/8 inch iron rod;

THENCE South 00°08’53” East, for a distance of 129.51 feet to a found 5/8 inch iron rod;

THENCE South 47°56’35” West along the east line of said Lot 1 and also being the west property line of Lot 2, Block 2, Greenway Addition, recorded in Volume 87004, Page 3217,. M.R.D.C.T., for a distance of 471.01 feet to the POINT OF BEGINNING and CONTAINING 213,549 square feet or 4.902 acres of land, more or less.

Tract 2:

Mutual Access Easement along portions of Lot 2, Block 2, Greenway Addition as depicted on the plat recorded in Volume 87004, Page 3217, Map Records, Dallas County, Texas.

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Greenway III

Tract 1: (Fee Simple)

BEING a 4.031 acre tract of land situated in the City of Richardson, Dallas County, Texas; said tract being out of the A.T. Nanny Survey, Abstract No. 1093, Dallas County, Texas, and being a portion of a tract of land conveyed to Oklahoma Publishing Co. by deed recorded in Volume 523, Page 1737, Dallas County Records, and recorded on March 25, 1965 in Volume 650, Page 244, Collin county Records, said tract also being Lot 2, Block 4 of Greenway, an Addition to the City of Richardson, according to the Map thereof recorded in Volume 83006, Page 1322, Map Records, Dallas County, Texas, and being more particularly described as follows:

COMMENCING from a point in the northwesterly right-of-way line of Greenville Avenue (120 foot R.O.W.), said point being the southwest corner of Tract 2, Parcel C as conveyed to Hunt Properties as recorded in Volume 69193, Page 1513, Dallas County, Texas;

THENCE South 60 degrees 46 minutes 59 seconds West, along the northwesterly right-of-way of said Greenville Avenue for a distance of 512.53 feet to the point of curvature of a tangent curve to the left having a central angle of 17 degrees 05 minutes 11 seconds, a radius of 1205.92 feet, and a tangent length of 181.16 feet;

THENCE continuing along said curve to the left with the northwesterly right-of-way line of said Greenville Avenue, an arc distance of 359.62 feet to a found 1/2 inch iron rod the POINT OF BEGINNING, said point being the most southerly southeast corner of said Lot 2 and the point of curvature of a continuous curve to the left having a central angle of 14 degrees 20 minutes 06 seconds a radius of 1205.92 feet, and a tangent length of 151.65 feet;

THENCE continuing along said curve to the left with the northwesterly right-of-way line of said Greenville Avenue and the southeasterly line of said Lot 2, for an arc distance of 301.71 feet to a found “X” in concrete for corner;

THENCE North 60 degrees 38 minutes 18 seconds West, leaving said northwesterly line of said Greenville Avenue and following the westerly line of said Lot 2, a distance of 84.99 feet to a found chiseled “X” on face of curb;

THENCE North 69 degrees 03 minutes 25 seconds West, continuing along said westerly line, a distance of 332.83 feet to a found 1/2 inch iron rod for corner in the southeasterly right-of-way line of Lakeside Boulevard (80 foot R.O.W.) and the northwesterly line of said Lot 2;

THENCE North 20 degrees 56 minutes 35 seconds East, along the southeasterly right-of-way line of said Lakeside Boulevard and the northwesterly line of said Lot 2, a distance of 90.00 feet to a found 1/2 inch iron rod for corner, said point being the point of curvature of a tangent curve to the right having a central angle of 27 degrees 00 minutes 00 seconds a radius of 760.00 feet and a tangent length of 182.46 feet;

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THENCE continuing along said curve to the right with the southeasterly right-of-way line of Lakeside Boulevard and said northwesterly line of said Lot 2, an arc distance of 358.14 feet to a found 1/2 inch iron rod for corner;

THENCE North 47 degrees 56 minutes 35 seconds East, along the southeasterly right-of-way line of Lakeside Boulevard and said northwesterly line of said Lot 2, a distance of 33.94 feet, to an “X” found in concrete for corner;

THENCE South 42 degrees 03 minutes 25 seconds East, leaving said lines, a distance of 43.00 feet to an “X” found in concrete for corner;

THENCE North 47 degrees 56 minutes 35 seconds East, a distance of 12.00 feet to an “X” found in concrete for corner;

THENCE South 42 degrees 03 minutes 25 seconds East, a distance of 187.00 feet to an “X” found in concrete for corner;

THENCE North 47 degrees 56 minutes 35 seconds East, a distance of 22.00 feet to a set 1/2 inch iron rod for corner;

THENCE South 42 degrees 03 minutes 25 seconds East, a distance of 177.00 feet to an “X” found in concrete for corner;

THENCE South 47 degrees 56 minutes 35 seconds West, a distance of 20.00 feet to an “X” found in concrete for corner;

THENCE South 42 degrees 03 minutes 25 seconds East, a distance of 34.26 feet to the POINT OF BEGINNING and CONTAINING 175,592.29 square feet or 4.031 acres of land, more or less.

Tract 2: (Easement Estate)

Easement Estate created in Mutual Easement Agreement executed by and between Dal-Mac Greenway 1A, Ltd., a Texas limited partnership and Crow-TCB-Richardson, a Texas limited partnership, dated March 15, 1985, filed for record on June 14, 1985 and recorded in Volume 85117, Page 2633, Deed Records, Dallas County, Texas, including the following described land:

BEING a 0.024 acre tract of land out of Lot 3, Block 4, Greenway, an addition to the City of Richardson, Texas, as recorded in Volume 85040, Page 4683, Map Records, Dallas County, Texas and being the same tract described as Exhibit “C”, as recorded in Volume 85117, Page 2633, Deed Records, Dallas County, Texas. Said 0.024 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a point, being the northeast corner of said Lot 3 and the southeast corner of Lot 2, Block 4, Greenway addition, as recorded in Volume 83006, Page 1322, M.R.D.C.T. and also being located in the northwesterly right-of-way line of Greenville Avenue (a 120’ right-of-way)

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and being the point of curvature of a curve to the left, having a delta of 00 degrees 45 minutes 37 seconds, a radius of 1,205.92 feet and a chord bearing and distance of South 43 degrees 18 minutes 24 seconds West, 16.00 feet;

THENCE along said and following along the easterly line of said Lot 3 and the northwesterly line of said Greenville Avenue, an arc distance of 16.00 feet to the end of said curve;

THENCE North 56 degrees 44 minutes 25 seconds West, leaving said lines, for a distance of 81.32 feet to a point;

THENCE North 29 degrees 21 minutes 42 seconds East, for a distance of 10.00 feet to a point located in the north line of said Lot 3 and the south line of said Lot 4;

THENCE South 60 degrees 38 minutes 18 seconds East, following along said lines, for a distance of 84.99 feet to the POINT OF BEGINNING and CONTAINING 1,065 square feet or 0.024 acres of land, more or less.

Tract 3 (Easement Estate):

Access Easement Estate created in Mutual Access Easement dated May 2, 1985, filed for record on May 9, 1985 and recorded in Volume 85092, Page 963, Deed Records, Dallas County, Texas, and amended by First Amendment to Mutual Access Easement recorded in Volume 96247, Page 3322 of the Deed Records of Dallas County, Texas, and by Second Amendment to Mutual Access Easement dated on or about July 31, 2007 and recorded or to be recorded in the Deed Records of Dallas County, Texas, including the following described land:

BEING a 0.012 acre tract of land in the City of Richardson, Dallas County, Texas; said tract being out of the A.T. Nanny Survey, Abstract No. 1093, Dallas County, Texas, and being a portion of a tract of land conveyed by deed to Oklahoma Publishing Co. as recorded in Volume 523, Page 1737, Deed Records, Dallas County, Texas, and recorded on March 25, 1965 in Volume 650, Page 244, Collin County Records, said tract also being part of Lot 1, Block 4 of Greenway, an addition to the City of Richardson as recorded in Volume 83006, Page 1314, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a point for corner, said point being the southwest comer of said Lot 1 and the northwest corner of Lot 2 of said Block 4, also being in the southerly right-of-way line of Lakeside Boulevard (a 80 foot R.O.W.);

THENCE North 47°56’35” East, along said southerly right-of-way line, for a distance of 12.00 feet to a point for corner;

THENCE South 42°03’25” East, leaving said southerly right-of-way line, for a distance of 43.00 feet to a point for corner;

THENCE South 47°56’35” West, for a distance of 12.00 feet to a point for corner;

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THENCE North 42°03’25” West, for a distance of 43.00 feet to the POINT OF BEGINNING and CONTAINING 516 square feet or 0.012 acres of land, more or less.

Tract 4: (Easement Estate)

Parking Easement Estate created in Mutual Access Easement dated May 2, 1985, filed for record on May 9, 1985 and recorded in Volume 85092, Page 963, Deed Records, Dallas County, Texas, and amended by First Amendment to Mutual Access Easement recorded in Volume 96247, Page 3322 of the Deed Records of Dallas County, Texas, and by Second Amendment to Mutual Access Easement dated on or about July 31, 2007 and recorded or to be recorded in the Deed Records of Dallas County, Texas.

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Palisades I

TRACT I

Being a tract or parcel of land situated in the John J. Vance Survey, Abstract No. 1513, City of Richardson, Collin and Dallas County, Texas, as conveyed by deed recorded in County Clerks’ No. 97-0037026, Deed Records, Collin County, Texas, and being a part of Lot 1, Block A, of Second Replat Palisades Central, an addition to the City of Richardson, Dallas and Collin Counties, Texas, according to the plat recorded in Volume 85164, Page 2204, Deed Records, Dallas County, Texas, and Cabinet F, Slides 268-269, Plat Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a chiseled “X” set in concrete for corner at the intersection of the northwest line of U.S. Highway No. 75 (variable width right-of-way) and the north line of Palisades Boulevard (60.0 foot right-of-way), said rod being at the beginning of a curve to the left;

THENCE in a northwesterly direction along the north line of said Palisades Boulevard and along said curve to the left whose chord bears North 80°17’49” West a distance of 130.93 feet, having a radius of 360.00 feet, a central angle of 20°57’14”, and an arc length of 131.66 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said curve to the left;

THENCE South 89°13’34” West along the north line of said Palisades Boulevard a distance of 597.99 feet to a chiseled “X” set in concrete for corner, said “X” being the southeast corner of Lot 10, Block A of Palisades Central, an addition to the City of Richardson according to the plat recorded in Document No. 200600353953, Deed Records, Dallas County, Texas and Book 2006, Page 622, Plat Records, Collin County, Texas;

THENCE North 00°46’26” West along the common line between said Lot 1 and said Lot 10 for a distance of 230.31 feet to a chiseled “X” set in concrete for corner at the beginning of a curve to the right;

THENCE in a northeasterly direction along said common line and said curve to the right whose chord bears North 08°33’46” East a distance of 81.12 feet, having a radius of 250.00 feet, a central angle of 18°40’24”, and an arc length of 81.48 feet to a chiseled “X” set in concrete for corner at the end of said curve to the right and the beginning of a non-tangent curve to the left, said “X” being the most westerly southwest corner of Lot 3, Block A of said Second Replat Palisades Central;

THENCE in a southeasterly direction along the common line between said Lots 1 and 3, and along said non-tangent curve to the left whose chord bears South 76°05’49” East a distance of 238.17 feet, having a radius of 470.00 feet, a central angle of 29°21’15”, and an arc length of 240.79 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said non-tangent curve to the left;

THENCE North 89°13’34 East along said common line a distance of 20.44 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the beginning of a curve to the left;

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THENCE in a northeasterly direction along said common line and said curve to the left whose chord bears North 65°25’54” East a distance of 282.42 feet, having a radius of 350.00 feet, a central angle of 47°35’20”, and an arc length of 290.70 feet to a chiseled “X” set in concrete for corner at the end of said curve to the left and the beginning of a compound curve to the left;

THENCE in a northeasterly direction along said common line and said compound curve to the left whose chord bears North 40°36’21” East a distance of 41.39 feet, having a radius of 1150.00 feet, a central angle of 02°03’44”, and an arc length of 41.39 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the southwest corner of Lot 2, Block A of said Second Replat Palisades Central;

THENCE North 89°13’34” East along the common line between said Lot 2 and said Lot 1, a distance of 335.40 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner in the northwest line of said U.S. Highway No. 75, said rod being in a non-tangent curve to the right;

THENCE in a southwesterly direction along the northwest line of said U.S. Highway No. 75 and said non-tangent curve to the right whose chord bears South 19°26’58” West a distance of 142.18 feet, having a radius of 5574.65 feet, a central angle of 01°27’41”, and an arc length of 142.19 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said non-tangent curve to the right;

THENCE South 20°10’49” West along the northwest line of said U.S. Highway No. 75 a distance of 305.60 feet to the POINT OF BEGINNING, and containing 259,414 square feet or 5.9553 acres of land, more or less.

TRACT II: EASEMENT ESTATE - Shown for informational purposes only. This tract has not been surveyed.

Being a non exclusive easement for vehicular and pedestrian ingress, egress and regress over, across, through and along private roads described in Reciprocal Easement Agreement between Carter Crowley Properties, Inc., a Texas corporation and Home Interiors & Gifts, Inc., a Texas corporation, dated October 15, 1993, filed November 5, 1993, recorded in/under Volume 93217, Page 3015 of the Real Property Records of DALLAS County, Texas (Also recorded in/under Clerk’s No. 93 0097019 of the Real Property Records of COLLIN County, Texas). Said private roads are shown as Roads A, B, C, E and F on plats recorded in Volume 85054, Page 4060, Map Records of DALLAS County, Texas and Volume E, Pages 8 and 9, Map Records of COLLIN County, Texas, SAVE AND EXCEPT those portions thereof abandoned by Replat recorded in Volume 2001015, Page 4931 of the Map Records of DALLAS County, Texas, and recorded in Volume M, Page 418 of the Map Records of COLLIN County, Texas.

Together with Easement Estate created by document in/under Volume 2001146, Page 02107 of the Real Property Records of Dallas County, Texas.

TRACT III:

Being a tract or parcel of land situated in the John J. Vance Survey, Abstract No. 1513, City of Richardson, Collin and Dallas County, Texas, as conveyed by deed recorded in County Clerks’

A-10	DEED OF TRUST

No. 97-0037026, Deed Records, Collin County, Texas, and being a part of Lot 1, Block A, of Second Replat Palisades Central, an addition to the City of Richardson, Dallas and Collin Counties, Texas, according to the plat recorded in Volume 85164, Page 2204, Deed Records, Dallas County, Texas, and Cabinet F, Slides 268-269, Plat Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a point for corner at the intersection of the northwest line of U.S. Highway No. 75 (variable width right-of-way) and the south line of Palisades Boulevard (60.0 foot right-of-way), said rod being at the beginning of a curve to the left, from which a iron rod with red cap found bears South 62° 22’ 57” West a distance of 0.18 feet;

THENCE South 20° 10’ 49” West along the northwest line of said U.S. Highway No. 75 a distance of 193.70 feet to a  1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the northeast corner of Lot 1A, Block A of Palisades Central, an addition to the City of Richardson, Dallas County, Texas, according to the plat recorded in Volume 90158, Page 4352, Plat Records, Collin County, Texas, from which a  3/4” iron rod found bears South 89° 17’ 48” East a distance of 1.35 feet;

THENCE North 69° 49’ 11” West along the northerly line of said Lot 1A a distance of 30.00 feet to a  1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner, from which a  3/4” iron rod found bears South 88° 35’ 14” East a distance of 1.37 feet;

THENCE South 89° 13’ 34” West along said northerly line a distance of 383.00 feet to a point for corner in the east line of a tract of land conveyed to Fossil, Inc., by deed recorded in Volume 2005171, Page 12536, Deed Records, Dallas County, Texas, said rod being the northwest corner of said Lot 1A, from which a  1/2 inch iron rod found bears South 05° 29’ 52” East a distance of 0.19 feet;

THENCE North 00° 46’ 26” West along the common line between said Lot 1, and said Fossil, Inc., tract a distance of 190.00 feet to a  1/2” iron rod found for corner in the south line of said Palisades Boulevard, said rod also being at the northeast corner of said Fossil, Inc., tract;

THENCE North 89° 13’ 34” East along the south line of said Palisades Boulevard, a distance of 373.00 feet to a  1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the beginning of a curve to the right;

THENCE in a southeasterly direction along the south line of said Palisades Boulevard and along said curve to the right whose chord bears South 80° 17’ 46” East a distance of 109.11, having a central angle of 20° 57’ 15”, and an arc length of 109.72 feet to the POINT OF BEGINNING, and containing 85,183 square feet or 1.9555 acres of land, more or less.

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Palisades II

TRACT 1

Being a tract or parcel of land situated in the John V. Vance Survey, Abstract No. 942 and the John J. Vance Survey, Abstract No. 1513, City of Richardson, Collin and Dallas County, Texas, as conveyed by deed recorded in County Clerks’ No. 97-0037026, Deed Records, Collin County, Texas, and being part of Lot 3, Block A of Second Replat Palisades Central, an addition to the City of Richardson, Dallas and Collin Counties, Texas, according to the plat recorded in Volume 85164, Page 2204, Deed Records, Dallas County, Texas, and Cabinet F, Slides 268-269, Plat Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner in the northwest line of U.S. Highway No. 75 (variable width right-of-way), and being the most easterly northeast corner of said Lot 3 and the southeast corner of Reserve Parcel “C”, Palisades Central, an addition to the City of Richardson according to the plat recorded in Volume 85054, Page 4060, Deed Records, Dallas County, Texas and Cabinet E, Slide 8-9, Plat Records, Collin County, Texas, said rod being in a curve to the right;

THENCE in a southerly direction along the northwest line of said U.S. Highway No. 75 and said curve to the right and whose chord bears South 15°55’20” West a distance of 150.00 feet, having a radius of 5579.65 feet, a central angle of 01°32’25”, and an arc length of 150.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner, said rod being the easterly common corner between said Lot 3 and Lot 2, Block A, of said Second Replat Palisades Central;

THENCE North 73° 18’ 27” West along the common line between said Lots 2 and 3 a distance of 258.10 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 59° 57’ 23” West along said common line a distance of 13.71 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 13° 13’ 14” West along said common line a distance of 152.52 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the beginning of a curve to the right;

THENCE in a southwesterly direction along said common line, and along said curve to the right whose chord bears South 27° 25’ 44” West a distance of 564.53 feet, having a radius of 1150.00 feet, a central angle of 28° 25’ 00”, and passing at a distance of 528.97 feet the westerly common corner between said Lot 2 and Lot 1, Block A, of said Second Replat Palisades Central, and continuing for a total arc length of 570.36 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said curve to the right, said rod being the beginning of a compound curve to the right;

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THENCE in a southwesterly direction along the common line between said Lots 1 and 3, and along said compound curve to the right whose chord bears South 65°25’54” West a distance of 282.42 feet, having a radius of 350.00 feet, a central angle of 47°35’20”, and an arc length of 290.70 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said compound curve to the right;

THENCE South 89°13’34” West along said common line a distance of 20.44 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the beginning of a curve to the right;

THENCE in a northwesterly direction along said common line, and along said curve to the right whose chord bears North 76°05’49” West a distance of 238.17 feet, having a radius of 470.00 feet, a central angle of 29°21’15”, and an arc length of 240.79 feet to a chiseled “X” set in concrete for corner in the common line between said Lot 1 and Lot 10, Block A of Palisades Central, an addition to the City of Richardson according to the plat recorded in Document No. 200600353953, Deed Records, Dallas County, Texas and Book 2006, Page 622, Plat Records, Collin County, Texas,;

THENCE North 28° 34’ 51” East along said common line, passing at a distance of 50.00 feet the most easterly common corner between said Lot 10 and Lot 9, Block A of said Palisades Central continuing along the common line between said Lots 3 and 9 a total distance of 100.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the beginning of a non-tangent curve to the left, said rod being a common corner between said Lot 3 and Lot 9, said corner being at the beginning of a non-tangent curve to the left, from which a found 1/2 inch iron rod bears North 23° 42’ 41” East a distance of 0.76 feet;

THENCE in a easterly direction along said common line and said non-tangent curve to the left whose chord bears South 76° 05’ 47” East a distance of 187.50 feet, having a radius of 370.00 feet, a central angle of 29° 21’ 18” and an arc length of 189.57 feet to a 1/2 inch iron rod found for corner at the end of said non-tangent curve to the left;

THENCE North 89° 13’ 34” East along said common line a distance of 20.44 feet to a 1/2 inch iron rod found for corner at the beginning of a curve to the left;

THENCE in a easterly direction along said common line and said curve to the left whose chord bears North 75° 21’ 12” East a distance of 119.88 feet, having a radius of 250.00 feet, a central angle of 27° 44’ 44” and an arc length of 121.06 feet to a 1/2 inch iron rod found for corner at the end of said curve to the left, from which a found 3/4” iron rod bears North 81° 30’ 46” East a distance of 1.19 feet;

THENCE North 45° 23’ 56” West along said common line a distance of 207.95 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE North 44° 36’ 04” East along said common line a distance of 35.83 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner, from which a found 3/4” iron rod bears North 88° 25’20” East a distance of 1.32 feet;

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THENCE North 45° 23’ 56” West along said common line, passing at a distance of 73.96 feet the easterly common corner between Lot 8, Block A of said Palisades Central and said Lot 9, continuing along the common line between said Lots 3 and 8 a total distance of 114.41 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner, from which a found 1/2” iron rod bears South 29° 30’ 33” West a distance of 0.34 feet;

THENCE North 00° 23’ 56” West along said common line a distance of 128.12 feet to a chiseled “X” set in concrete for corner;

THENCE North 44° 36’ 04” East along said common line a distance of 278.57 feet to an “X” marked on pavement found for corner in a southwesterly line of Lot 4B, Block A of said Palisades Central, said “X” being the most northerly common corner between said Lot 3 and said Lot 8;

THENCE South 45° 23’ 56” East along the common line between said Lots 3 and 4B a distance of 356.01 feet to an iron rod with yellow plastic cap stamped “BGT” found for corner at the beginning of a non-tangent curve to the left;

THENCE in a northeasterly direction along said common line and said non-tangent curve to the left whose chord bears North 18° 29’ 03” East a distance of 192.65 feet, having a radius of 1050.00 feet, a central angle of 10° 31’ 38” and an arc length of 192.92 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said non-tangent curve to the left, from which a found 1/2” iron rod bears South 50° 52’ 45” East a distance of 0.23 feet;

THENCE North 13° 13’ 14” East along said common line a distance of 295.00 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner, from which a found 1/2 inch iron rod bears North 21° 08’ 10” East a distance of 1.19 feet;

THENCE South 76° 46’ 46” East along said common line and passing at a distance of 50.00 feet an easterly corner of said Lot 4B and continuing for a total distance of 100.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner in a westerly line of said Reserve Parcel “C”;

THENCE South 13°13’14” West along the common line between said Lot 3 and said Reserve Parcel “C” a distance of 10.97 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 34°0440” East along said common line a distance of 13.55 feet to a 1/2 inch iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 81°22’34” East along said common line a distance of 265.57 feet to the POINT OF BEGINNING, and containing 319,915 square feet or 7.3442 acres of land, more or less.

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TRACT 2: EASEMENT ESTATE - Shown for informational purposes only. This tract has not been surveyed.

Being a non-exclusive easement for vehicular and pedestrian ingress, egress and regress over, across, through and along private roads described in Reciprocal Easement Agreement executed by and between Carter-Crowley Properties, Inc. a Texas corporation and Home Interiors & Gifts, Inc. a Texas corporation, dated effective as of October 15, 1993, filed November 5, 1993, recorded in Volume 93217, Page 3015, Deed Records of Dallas County, Texas and under Clerk’s File No. 93-0097019, Land Records, Collin County, Texas. Said private roads are shown as Roads A, B, C, E and F on plats recorded in Volume 85054, Page 4060 Map Records, Dallas County, Texas and Cabinet E, Page 8 and 9, Map Records, Collin County, Texas.

Together with an easement estate created in/under Volume 2001146, Page 2107, Real Property Records of Dallas County, Texas.

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Palisades III

TRACT 1:

Being a tract or parcel of land situated in the John V. Vance Survey, Abstract No. 942 and the John J. Vance Survey, Abstract No. 1513, City of Richardson, Collin and Dallas County, Texas, as conveyed by deed recorded in County Clerks’ No. 97-0037026, Deed Records, Collin County, Texas, and being all of Lots 4B, 5A, 6A, 7A, 8, 9, 10 and 11, Block A, Palisades Central, an addition to the City of Richardson according to the plat recorded in Document No. 200600353953, Deed Records, Dallas County, Texas and Book 2006, Page 622, Plat Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner at the intersection of the east line of Collins Boulevard (a 100’ right-of-way) and the north line of Palisades Boulevard (a 60’ right-of-way), said rod being the southwest corner of said Lot 10, from which a found iron rod with yellow plastic cap stamped “BGT” bears North 29°06’10” West a distance of 0.89 feet;

THENCE North 00° 46’ 26” West along the common line between said Lot 10 and said Collins Boulevard for a distance of 611.30 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” found for corner at the beginning of a tangent curve to the right;

THENCE in a northerly direction along said tangent curve to the right and said common line whose chord bears North 02° 39’ 49” East a distance of 233.84 feet, having a radius of 1950.00 feet, a central angle of 6° 52’ 30”, and an arc length of 233.98 feet to 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner and end of said curve to the right;

THENCE North 06° 06’ 04” East along said common line a distance of 285.77 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner and the beginning of a tangent curve to the right;

THENCE in a northeasterly direction along said common line and said tangent curve to the right whose chord bears North 20° 40’ 19” East a distance of 357.24 feet, having a radius of 710.00 feet, a central angle of 29° 08’ 30”, passing at an arc length of 277.09 feet the westerly common corner of said Lots 10 and 11, continuing along the common line between said Lot 11 and said Collins Boulevard for a total arc length of 361.12 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said curve to the right and the beginning of a reverse curve to the left;

THENCE in a northeasterly direction along said common line and said reverse curve to the left whose chord bears North 23° 38’ 13” East a distance of 325.91 feet, having a radius of 810.00 feet, a central angle of 23° 12’ 42” and an arc length of 328.15 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” found for corner at the intersection of the east line of said Collins Boulevard and the southerly line of Palisades Creek Drive (a 60’ right-of-way), said rod being the northwesterly corner of said Lot 11 and the beginning of a non-tangent curve to the left;

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THENCE in an easterly direction along the common line between said Palisades Creek Drive and said Lot 11 and along said non-tangent curve to the left whose chord bears North 77° 56’ 28” East a distance of 181.42 feet, having a radius of 330.00 feet, a central angle of 31° 54’ 31” and an arc length of 183.78 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said non-tangent curve to the left, from which a found 1/2” iron rod bears North 35° 08’ 40” West a distance of 0.46 feet;

THENCE North 61° 59’ 13” East along said common line a distance of 337.06 feet to a chiseled “X” set in concrete for corner, said “X” being the northerly common corner between said Lot 11 and Reserve Parcel “C”, Palisades Central, an addition to the City of Richardson according to the plat recorded in Volume 85054, Page 4060, Deed Records, Dallas County, Texas and Cabinet E, Slide 8-9, Plat Records, Collin County, Texas, and the beginning of a non-tangent curve to the right, from which a found chiseled “X” bears North 13° 48’ 15” West a distance of 0.46 feet;

THENCE in a southeasterly direction along the common line between said Lot 11 and said Reserve Parcel “C” and along said non-tangent curve to the right whose chord bears South 21° 09’ 49” East a distance of 109.76 feet, having a radius of 460.00 feet, a central angle of 13° 42’ 12” and an arc length of 110.02 feet to a chiseled “X” set in concrete for corner at the end of said non-tangent curve to the right and the beginning of a reverse curve to the left, from which a found chiseled “X” bears North 13° 27’ 14” West a distance of 0.55 feet;

THENCE in a southeasterly direction along said common line and said reverse curve to the left whose chord bears South 23° 21’ 19” East a distance of 107.90 feet, having a radius of 343.22 feet, a central angle of 18° 05’ 13” and an arc length of 108.35 feet to a chiseled “X” set in concrete for corner at the end of said reverse curve to the left, from which a found chiseled “X” bears North 23° 45’ 56” West a distance of 0.45 feet;

THENCE South 32° 23’ 55” East along said common line a distance of 30.75 feet to a chiseled “X” set in concrete for corner in the northerly line of said Lot 6A, said “X” being the most easterly corner of said Lot 11, and the beginning of a non-tangent curve to the right, from which a found chiseled “X” bears South 37° 35’ 16” East a distance of 2.10 feet;

THENCE in an easterly direction along the common line between said Lot 6A and said Reserve Parcel “C”, and along said non-tangent curve to the right whose chord bears North 69° 37’ 16” East a distance of 249.90 feet, having a radius of 600.00 feet, a central angle of 24° 02’ 22”, passing at an arc length of 233.65 feet the northerly common corner between said Lot 6A and said Lot 5A, continuing along the common line between said Lot 5A and said Reserve Parcel “C” for a total arc length of 251.74 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner and the end of said non-tangent curve to the right and the beginning of a compound curve to the right,

THENCE in a southeasterly direction along said common line and said compound curve to the right whose chord bears South 55° 51’ 33” East a distance of 297.26 feet, having a radius of 220.00 feet, a central angle of 85° 00’ 00” and an arc length of 326.38 feet to a 1/2” iron rod with

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yellow plastic cap stamped “RLG INC” set for corner at the end of said compound curve to the right and the beginning of a compound curve to the right;

THENCE in a southerly direction along said common line and said compound curve to the right whose chord bears South 00° 04’ 10” East a distance of 399.99 feet, having a radius of 870.00 feet, a central angle of 26° 34’ 47”, passing at an arc length of 260.07 feet the easterly common corner between said Lots 5A and 4B, continuing along the common line between Lot 4B and said Reserve Parcel “C” a total arc length of 403.60 feet to a chiseled “X” found in concrete for corner at the end of said compound curve to the left;

THENCE South 13° 13’ 14” West along said common line, passing at a distance of 73.76 feet a chiseled “X” found at the common corner between said Reserve Parcel “C” and Lot 3, Block A, Second Replat of Palisades Central, an addition to the City of Richardson according to the plat recorded in Volume 85164, Page 2204, Deed Records, Dallas County, Texas and Cabinet F, Slide 268-269, Plat Records, Collin County, Texas, continuing for a total distance of 75.00 feet to a chiseled “X” set in concrete for corner, said “X” being an east corner of said Lot 4B;

THENCE North 76° 46’ 46” West along the common line between said Lots 4B and 3 a distance of 50.00 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner, from which a found 1/2” iron rod bears North 21° 08’ 10” East a distance of 1.19 feet;

THENCE South 13° 13’ 14” West along said common line a distance of 295.00 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner at the beginning of a tangent curve to the right, from which a found 1/2” iron rod bears South 50° 52’ 45” East a distance of 0.23 feet;

THENCE in a southeasterly direction along said common line and said tangent curve to the right whose chord bears South 18° 29’ 03” West a distance of 192.65 feet, having a radius of 1050.00 feet, a central angle of 10° 31’ 38” and an arc length of 192.92 feet to an iron rod with yellow plastic cap stamped “BGT” found for corner at the end of said tangent curve to the right;

THENCE North 45° 23’ 56” West along said common line a distance of 356.01 feet to an “X” marked on pavement found for corner, said “X” being the most northerly common corner between said Lot 3 and said Lot 8;

THENCE South 44° 36’ 04” West along the common line between said Lots 3 and 8 a distance of 278.57 feet to a chiseled “X” set in concrete for corner;

THENCE South 00° 23’ 56” East along said common line a distance of 128.12 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner, from which a found 1/2” iron rod bears South 29° 30’ 33” West a distance of 0.34 feet;

THENCE South 45° 23’ 56” East along said common line, passing at a distance of 40.45 feet the easterly common corner between said Lots 8 and 9, continuing along the common line between said Lots 3 and 9 a total distance of 114.41 feet to a 1/2” iron rod with yellow plastic cap

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stamped “RLG INC” set for corner, from which a found 3/4” iron rod bears North 88° 25’20” East a distance of 1.32 feet;

THENCE South 44° 36’ 04” West along said common line a distance of 35.83 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 45° 23’ 56” East along said common line a distance of 207.95 feet to a 1/2” iron rod found for corner at the beginning of a non-tangent curve to the right, from which a found 3/4” iron rod bears North 81° 30’ 46” East a distance of 1.19 feet;

THENCE in a westerly direction along said common line and said non-tangent curve to the right whose chord bears South 75° 21’ 12” West a distance of 119.88 feet, having a radius of 250.00 feet, a central angle of 27° 44’ 44” and an arc length of 121.06 feet to a 1/2” iron rod found for corner at the end of said non-tangent curve to the right;

THENCE South 89° 13’ 34” West along said common line a distance of 20.44 feet to a 1/2” iron rod found for corner at the beginning of a tangent curve to the right;

THENCE in a westerly direction along said common line and said tangent curve to the right whose chord bears North 76° 05’ 47” West a distance of 187.50 feet, having a radius of 370.00 feet, a central angle of 29° 21’ 18” and an arc length of 189.57 feet to a 1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner at the end of said tangent curve to the right, from which a found 1/2” iron rod bears North 23° 42’ 41” East a distance of 0.76 feet;

THENCE South 28° 34’ 51” West along said common line, passing at a distance of 50.00 feet the most easterly common corner between said Lots 9 and 10, continuing along the common line between said Lots 3 and 10 a total distance of 100.00 feet to a chiseled “X” set in concrete for corner at the beginning of a non-tangent curve to the left, said “X” being a common corner between said Lot 10 and Lot 1, Block A, said Second Replat of Palisades Central;

THENCE in a southwesterly direction along the common line between said Lots 10 and 1 and along said non-tangent curve to the left whose chord bears South 08° 33’ 46” West a distance of 81.12 feet, having a radius of 250.00 feet, a central angle of 18° 40’ 24” and an arc length of 81.48 feet to a PK nail found for corner at the end of said non-tangent curve to the left;

THENCE South 00° 46’ 26” East along said common line a distance of 230.31 feet to a chiseled “X” found for corner in the north line of said Palisades Boulevard, said “X” being the southerly common corner between said Lots 10 and 1;

THENCE South 89° 13’ 34” West along the common line between said Lot 10 and said Palisades Boulevard a distance of 531.00 feet to the POINT OF BEGINNING, containing 1,711,569 square feet or 39.2922 acres, more or less.

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Tract 2:

Being a tract of land situated in the John J. Vance Survey, Abstract No. 1513, City of Richardson, Dallas County, Texas, and the John V. Vance Survey, Abstract No. 942, City of Richardson, Collin County, Texas, and being all of Lot 2, Block A, of Second Replat Palisades Central, an addition to the City of Richardson, Dallas and Collin Counties, Texas, according to the plat recorded in Volume 85164, Page 2204, Deed Records, Dallas County, Texas, and Cabinet F, Slides 268-269, Plat Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner in the westerly line of U.S. Highway No. 75 (a variable width right-of-way), said rod being the easterly common corner between said Lot 2 and Lot 3, Block A, of said Second Replat Palisades Central, said rod being in a curve to the right;

THENCE in a southwesterly direction along the common line between said Lot 2 and said U.S. Highway No. 75, and along said curve to the right whose chord bears South 18° 26’ 11” West a distance of 339.60 feet, having a radius of 5579.65 feet, a central angle of 03° 29’ 16”, and an arc length of 339.65 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner and the end of said curve to the right;

THENCE South 20° 10’ 49” West along said common line a distance of 60.35 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 89° 10’ 49” West along said common line a distance of 9.71 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner, said rod being at the beginning of a non-tangent curve to the right;

THENCE in a southwesterly direction along said common line and along said non-tangent curve to the right whose chord bears South 17° 48’ 55” West a distance of 175.80 feet, having a radius of 5574.65 feet, a central angle of 01° 48’ 25”, and an arc length of 175.81 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner, said rod being the easterly common corner between said Lot 2 and Lot 1, Block A, of said Second Replat Palisades Central;

THENCE South 89° 13’ 34” West along the common line between said Lots 2 and 1 a distance of 335.40 feet to an iron rod with cap stamped “KNA” found for corner in the easterly line of said Lot 3, said rod being the westerly common corner between said Lots 2 and 1, and being in a non-tangent curve to the left;

THENCE in a northeasterly direction along the common line between said Lots 2 and 3, and along said non-tangent curve to the left whose chord bears North 26° 23’ 51” East a distance of 524.32 feet, having a radius of 1150.00 feet, a central angle of 26° 21’ 16”, and an arc length of 528.97 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner and the end of said non-tangent curve to the left;

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THENCE North 13° 13’ 14” East along said common line a distance of 152.52 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE North 59° 57’ 23” East along said common line a distance of 13.71 feet to a  1/2” iron rod with yellow plastic cap stamped “RLG INC” set for corner;

THENCE South 73° 18’ 27” East along said common line a distance of 258.10 feet to the POINT OF BEGINNING and containing 163,284 square feet or 3.7485 acres, more or less.

Tract 3: (Easement Estate)

Being a non-exclusive easement for vehicular and pedestrian ingress, egress and regress over, across, through and along private roads described in Reciprocal Easement Agreement executed by and between Carter-Crowley Properties, Inc., a Texas corporation and Home Interiors & Gifts, Inc., a Texas corporation, dated effective as of 10/15/93, filed 11/05/93, recorded in Volume 93217, Page 3015, Deed Records of Dallas County, Texas. (Also recorded in CC#93-0097019, Land Records, Collin County, Texas.) Said private roads are shown as Roads A, B, C, E and F on plats recorded in Volume 85054, Page 4060, Map Records of Dallas County, Texas and Volume E, Pages 8 and 9, Map Records of Collin County, Texas, SAVE AND EXCEPT those portions thereof abandoned by Replat recorded in Volume 2001015, Page 4931, Map Records, Dallas County, Texas, and recorded in Volume M, Page 418, Map Records of Collin County, Texas.

Tract 4: (Easement Estate)

Being a non-exclusive easement for vehicular and pedestrian ingress and egress described in Reciprocal Easement Agreement executed by and between Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, and Crescent Real Estate Funding VIII, L.P., dated December 5, 2000, filed July 27, 2001, recorded in/under Volume 2001146, Page 2107 of the Real Property Records of Dallas County, Texas, and recorded in/under Volume 4969, Page 769 of the Real Property Records of Collin County, Texas.

A-21	DEED OF TRUST